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
[LOGO] MetLife(R)                          VARIABLE ANNUITY APPLICATION                               SEND APPLICATION AND CHECK TO:
Home Office Address (no correspondence)                                                    FIRST METLIFE INVESTORS INSURANCE COMPANY
200 Park Avenue . New York, NY 10166                             Policy Service Office: P.O. Box 10366 . Des Moines, Iowa 50306-0366
                                              For Express Mail Only . 4700 Westown Parkway Ste. 200 . West Des Moines, IA 50266-2266
First MetLife Investors Class XTRA(TM)                                                           FOR ASSISTANCE CALL: THE SALES DESK

ACCOUNT INFORMATION

1. ANNUITANT

             [John               J.                Doe]                            Social
--------------------------------------------------------------------------------   Security Number     [123   --    45    --  6789]
Name         (First)             (Middle)          (Last)                                            --------    --------    -------

                                                                                   Sex [[X]]M [ ]F   Date of Birth [1  / 11 / 70]
           [123 Main Street               Anytown           IL          60001]                                     ---   --   ---
--------------------------------------------------------------------------------
Address    (Street - No P.O. Box)          (City)         (State)        (Zip)     Phone [(708) 123-4567]
                                                                                           ---  ------------------------------------

2. OWNER (COMPLETE ONLY IF DIFFERENT THAN ANNUITANT)

Correspondence is sent to the Owner.
                                                                                   Social
--------------------------------------------------------------------------------   Security/Tax ID Number        --        --
Name         (First)             (Middle)          (Last)                                                  -----    ------    ------

                                                                                   Sex [ ]M [ ]F  Date of Birth/Trust     /    /
                                                                                                                      ---   --   ---
--------------------------------------------------------------------------------
Address    (Street - No P.O. Box)          (City)         (State)        (Zip)     Phone (   )
                                                                                          ---  -------------------------------------

3. JOINT OWNER

                                                                                   Social
--------------------------------------------------------------------------------   Security Number            --          --
Name         (First)             (Middle)          (Last)                                            --------    --------    -------
                                                                                   Relationship to Owner
                                                                                                         ---------------------------
                                                                                   Sex [ ]M [ ]F  Date of Birth     /    /
                                                                                                                ---   --   ---
--------------------------------------------------------------------------------
Address    (Street - No P.O. Box)          (City)         (State)        (Zip)     Phone (   )
                                                                                          ---  -------------------------------------

4. BENEFICIARY

Show full name(s), address(es), relationship to Owner, Social Security Number(s), and percentage each is to receive. Use the Special
Requests section if additional space is needed. UNLESS SPECIFIED OTHERWISE IN THE SPECIAL REQUESTS SECTION, IF JOINT OWNERS ARE
NAMED, UPON THE DEATH OF EITHER JOINT OWNER, THE SURVIVING JOINT OWNER WILL BE THE PRIMARY BENEFICIARY, AND THE BENEFICIARIES LISTED
BELOW WILL BE CONSIDERED CONTINGENT BENEFICIARIES. FOR CUSTODIAN OWNED CONTRACTS, CONTINGENT BENEFICIARY MUST BE SPOUSE IF ELECTING
                                                       -------------------------
JOINT LIFE LWG OPTION (IF AVAILABLE).

[Mary J. Doe,                    Wife,                    1 / 12 / 60                       234 - 56 - 7890                    100%]
-----------------------------------------------------------------------------------------------------------------------------------
Primary Name                  Relationship               Date of Birth                  Social Security Number                    %
                                                            /    /                              -    -
-----------------------------------------------------------------------------------------------------------------------------------
Primary Name                  Relationship               Date of Birth                  Social Security Number                    %
                                                            /    /                              -    -
-----------------------------------------------------------------------------------------------------------------------------------
Contingent Name               Relationship               Date of Birth                  Social Security Number                    %
                                                            /    /                              -    -
-----------------------------------------------------------------------------------------------------------------------------------
Contingent Name               Relationship               Date of Birth                  Social Security Number                    %

5. PLAN TYPE                                                                                   6. PURCHASE PAYMENT

INDICATE ONLY HOW CONTRACT IS TO BE ISSUED.                                                    Funding Source of Purchase Payment
                                                                                               ----------------------------------
.. NON-QUALIFIED ...............  [[X]]                                                         [ ] 1035 Exchange [ ] Check [ ] Wire

.. QUALIFIED TRADITIONAL IRA* ..  [ ] Transfer  [ ] Rollover  [ ] Contribution - Year _______   Initial Purchase
                                                                                               Payment $[10,000]
.. QUALIFIED SEP IRA* ..........  [ ] Transfer  [ ] Rollover  [ ] Contribution - Year _______           -----------------------------
                                                                                                       Make Check Payable to First
.. QUALIFIED ROTH IRA* .........  [ ] Transfer  [ ] Rollover  [ ] Contribution - Year _______                 MetLife Investors

.. QUALIFIED 401 ...............  [ ]                                                           (Estimate dollar amount for 1035
                                                                                               exchanges, transfers, rollovers,
*    THE ANNUITANT AND OWNER MUST BE THE SAME PERSON.                                          etc.)

                                                                                               Minimum Initial Purchase Payment:
                                                                                                  $10,000 Non-Qualified/Qualified

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6600 (11/08)                         Page 1                           APPXTRA6NY
                                                                        MAY 2009

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RIDERS

7. BENEFIT RIDERS (subject to age restrictions)

These riders may only be chosen at time of application. PLEASE NOTE, THERE ARE ADDITIONAL CHARGES FOR THE OPTIONAL RIDERS. ONCE ELECTED THESE OPTIONS MAY NOT BE CHANGED.

1) LIVING BENEFIT RIDERS (Optional. Only ONE of the following Riders may be elected)

     [ ]  Guaranteed Minimum Income Benefit Plus Rider (GMIB PLUS)/1/ (2008)

     [ ]  Guaranteed Withdrawal Benefit Rider (GWB)/2/

     [ ]  Single Life - Lifetime Withdrawal Guarantee (LWG)/3/ (2008)

     [ ]  Joint Life - Lifetime Withdrawal Guarantee (LWG)/3/ (2008)

     (FOR CUSTODIAN OWNED CONTRACTS, IF JOINT LIFE LWG IS ELECTED, IF AVAILABLE, BENEFICIARY SECTION MUST BE COMPLETED.)

/1/ IF GMIB PLUS IS CHOSEN, THE NY GMIB PLUS SUPPLEMENTAL APPLICATION (6720) MUST BE SIGNED AND SUBMITTED WITH THIS APPLICATION.

/2/  GWB IS THE ONLY LIVING BENEFIT RIDER AVAILABLE FOR DECEDENT IRAS.

/3/ IF EITHER LWG OPTION IS CHOSEN, THE NY LWG SUPPLEMENTAL APPLICATION (6027) MUST BE SIGNED AND SUBMITTED WITH THIS APPLICATION.

2) DEATH BENEFIT RIDERS (Check one. If no election is made, the Principal Protection option will apply).

          [ ]  Principal Protection (no additional charge)

          [ ]  Annual Step-Up

SIGNATURES

8. REPLACEMENTS

Does the applicant have any existing life insurance policies
or annuity contracts?                                          [ ] Yes [[X]] No

Is this annuity being purchased to replace any existing life
insurance or annuity policy(ies)?                              [ ] Yes [[X]] No

If "Yes," applicable disclosure and replacement forms must be attached.

9. ACKNOWLEDGEMENT AND AUTHORIZATION

I (We) agree that the above information and statements and those made on all pages of this application are true and correct to the best of my (our) knowledge and belief and are made as the basis of my (our) application. I (We) acknowledge receipt of the current prospectus of First MetLife Investors Variable Annuity Account One. PAYMENTS AND VALUES PROVIDED BY THE CONTRACT FOR WHICH APPLICATION IS MADE ARE VARIABLE AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNT.


                              [John J. Doe, Owner]
--------------------------------------------------------------------------------
           (OWNER SIGNATURE & TITLE, ANNUITANT UNLESS OTHERWISE NOTED)


--------------------------------------------------------------------------------
                         (JOINT OWNER SIGNATURE & TITLE)


--------------------------------------------------------------------------------
                  (SIGNATURE OF ANNUITANT IF OTHER THAN OWNER)

Signed at   [Anytown,   IL]
            -------------------
            (City)      (State)

Date [November 11, 2000]
     -------------------

10. AGENT'S REPORT

Does the applicant have any existing life insurance policies or annuity
contracts?                                                      [ ] Yes [[X]] No

Is this annuity being purchased to replace any existing life insurance or
annuity policy(ies)?                                            [ ] Yes [[X]] No

If "Yes," applicable disclosure and replacement forms must be attached.


                                  [Richard Roe]
--------------------------------------------------------------------------------
                                AGENT'S SIGNATURE

                                [(312) 456-7890]
--------------------------------------------------------------------------------
                                      Phone

                               [Richard Roe, #723]
--------------------------------------------------------------------------------
                             Agent's Name and Number

                      [456 Main Street, Anytown, IL 60001]
--------------------------------------------------------------------------------
                            Name and Address of Firm

                                     [#723]
--------------------------------------------------------------------------------
                             State License ID Number

                                    [1234567]
--------------------------------------------------------------------------------
                              Client Account Number

Home Office Program Information:
--------------------------------

Select one. Once selected, the option cannot be changed.
Option A __________   Option B _________   Option C _________

6600 (11/08)                          Page 2                          APPXTRA6NY
                                                                        MAY 2009